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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 1, 1997
                                                     ---------------


              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


       0-16027                                         13-3341425
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Commission File Number                     (I.R.S. Employer Identification No.)


27611 La Paz Road, P.O. Box A-1, Laguna Niguel, California    92677-0100
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     (Address of principal executive offices)                 (zip code)


                                 (714) 643-7700
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              (Registrant's telephone number, including area code)


                                       N/A
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                 (Former name, former address and former fiscal
                      year, if changed since last report.)



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                         REAL ESTATE INCOME PARTNERS III


Item 5.   Other Events

On October 1, 1997, Real Estate Income Partners III, Limited Partnership ("The Partnership") sold Martinazzi Square Shopping Center for $6,100,000. The Partnership realized approximately $5,824,000 after accounting for brokerage commissions, closing costs and prorations of $276,000. Since the sale price exceeded the January 1, 1993 appraised value ($5,400,000), pursuant to the 1993 amendment of the Partnership agreement the General Partner earned, and was paid, a property disposition fee of $152,500 in connection with the sale.

The Partnership will distribute proceeds of the sale of Martinazzi Square Shopping Center to the Limited Partners on October 15, 1997. After paying brokerage commissions, closing costs and prorations and the property disposition fee of $152,500, the General Partner estimates that the Partnership will distribute $5,600,000 to the Limited Partners, or approximately $88 per $1000 investment. Martinazzi had been appraised at a value of $5,500,000 as of January 1, 1997.

The sale of Martinazzi Square reduced the Partnership's real estate assets to Creek Edge, The Forum, plus its 42% interest in Cooper Village Shopping Center. Since Martinazzi Square generated approximately $145,000 per quarter in net operating income, or approximately 31% of the cash flow that funded the Partnership's regular operations and distributions since the sale of Northtech in January 1997, future distributions to the Limited Partners of cash from operations will be significantly reduced.

















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                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 REAL ESTATE INCOME PARTNERS III


By:   BIRTCHER/LIQUIDITY         By: BIRTCHER INVESTORS,
      PROPERTIES                     a California limited partnership
      (General Partner)
                                     By: BIRTCHER INVESTMENTS,
                                         a California general partnership,
                                         General Partner of Birtcher Investors

                                         By: BIRTCHER LIMITED,
                                             a California limited partnership,
                                             General Partner of Birtcher
                                             Investments

                                             By: BREICORP,
                                                 a California corporation,
                                                 formerly known as Birtcher
                                                 Real Estate Inc., General
                                                 Partner of Birtcher Limited

Date: October 7, 1997                            By: /s/ Robert M. Anderson
                                                     ----------------------
                                                     Robert M. Anderson
                                                     Executive Director
                                                     BREICORP

                                 By: LF Special Fund I, L.P.,
                                     a California limited partnership

                                     By: Liquidity Fund Asset Management, Inc.,
                                         a California corporation, General
                                         Partner of LF Special Fund I, L.P.

Date: October 7, 1997                    By:   /s/ Brent R. Donaldson
                                               --------------------------------
                                               Brent R. Donaldson
                                               President
                                               Liquidity Fund Asset Management,
                                               Inc.